                                                                 Exhibit 10.1.7

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.:  ______

                                     WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                            BEACON POWER CORPORATION

                         (void after December 31, 2004)

         1. ISSUANCE OF WARRANT. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on December 31, 2004 ("Termination Date"), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof.

         2. DEFINITIONS. As used in this Warrant, the following terms have the definitions ascribed to them below:

                  (a) "Adjusted Class D Conversion Price" means at any time the then effective Conversion Price of the Company's Class D Preferred Stock computed without regard to the provisions of clauses 5(i) and 5(j) of Section E of Article FOURTH of the Company's Second Amended and Restated Certificate of Incorporation as in effect on the Commencement Date; such Adjusted Class D Conversion Price shall be computed for purposes of this Warrant whether or not any shares of Class D Preferred Stock are outstanding at the time of such computation.

                  (b) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of Massachusetts or the State of New York or the District of Columbia are authorized to be closed.

                  (c) "Change-In-Control Event" means the occurrence after the Commencement Date of any of the following: (i) the acquisition of voting securities of the Company by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Company; (ii) a merger or consolidation of the Company with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the Company's assets other than in a transaction in which holders of the voting securities of the Company immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

                  (d) "Commencement Date" means October 31, 1998.

                  (e) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  (f) "Holder" means _________________ or its assigns.

                  (g) "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of October 23, 1998 by and among the Company, SatCon Technology Corporation, Duquesne Enterprises, Perseus Capital, L.L.C. and Micro-Generation Technology Fund, L.L.C.

                  (h) "Warrant Price" means $_______ per share, subject to adjustment as described in Section 3 below.

                  (i) "Warrant Stock" means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of shares to be issued upon the exercise of this Warrant shall be __________ subject to adjustment as described in Section 3 below.

         3. ADJUSTMENTS AND NOTICES. The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

                  (a) SUBDIVISION, STOCK DIVIDENDS OR COMBINATIONS. In case the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) RECLASSIFICATION, EXCHANGE, SUBSTITUTION, IN-KIND DISTRIBUTION. Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

                  (c) REORGANIZATION, MERGER ETC. In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Common Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

                  (d) DILUTIVE ISSUANCES. (i) If the Company, at any time or from time to time after the Commencement Date, shall issue any Additional Stock (as defined below) without consideration or for a consideration per Common Stock Equivalent Share less than the Adjusted Class D Conversion Price in effect immediately prior to the issuance of such Additional Stock, then the Warrant Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price determined by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at such Warrant Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. For purposes of this clause (i), the number of shares of Common Stock outstanding at a given time shall be deemed to be the number of shares of Common Stock that are then issued and outstanding plus the number of shares of Common Stock then issuable upon exercise of all then outstanding warrants, options or similar rights to purchase Common Stock or securities convertible into Common Stock plus the number of shares of Common Stock then issuable upon conversion of such convertible securities and all other convertible securities of the Company then outstanding.

                           (ii) In the case of the issuance of Common Stock for
cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof.

                           (iii) In the case of the issuance of Common Stock for
a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

                           (iv) In the case of the issuance, whether before, on
or after the Commencement Date, of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

                                    (A) The aggregate maximum number of shares
of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (ii) or (iii)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

                                    (B) The aggregate maximum number of shares
of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (ii) or (iii)).

                                    (C) In the event of any change in the number
of shares of Common Stock deliverable or any increase in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price obtained with respect to the adjustment that was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                    (D) Upon the expiration of any such options
or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be deemed to be issued.

                                    (E) The number of shares of Common Stock
deemed issued and the consideration deemed paid therefor pursuant to clauses
(iv)(A) and (iv)(B) of this Section 3(d) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either clause (iv)(C) or (iv)(D) of this Section 3(d).

                           (v) "Additional Stock" shall mean any shares of
Common Stock issued (or deemed to have been issued pursuant to clause (iv) of this Section 3(d)) by the Company after the Commencement Date other than shares of Common Stock issued or issuable:

                                    (A) to officers, directors, employees and
consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company;

                                    (B) upon conversion of the Class A, B, C or
D Preferred Stock of the Company or the exercise of the Warrants issued under the Securities Purchase Agreement;

                                    (C) to persons or entities with which the
Company has business relationships provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding twelve-month period do not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) or such issuance is expressly approved by a majority of the director representatives of the holders of Class D Preferred Stock on the Company's Board of Directors.

                           (vi) "Common Stock Equivalent Share" means with
respect to any security that is ultimately convertible into shares of Common Stock or ultimately exercisable for shares of Common Stock, the total number of shares of Common Stock that may be acquired upon full exercise of all such rights.

                  (e) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

                  (f) ADJUSTMENT TO NUMBER OF SHARES OF WARRANT STOCK. In the event the Warrant Price is adjusted under any provision of this Section 3, the number of shares of Warrant Stock shall be simultaneously adjusted by multiplying the number of shares of Warrant Stock by a fraction, the numerator of which is the Warrant Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Price in effect immediately after such adjustment.

                  (g) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Common Stock other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

                  (h) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

         4. NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

         5. RESERVATION OF STOCK. On and after the Commencement Date, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

         6. EXERCISE OF WARRANT. This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 AND 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

         7. CONVERSION. In lieu of exercising this Warrant or any portion hereof, at any time after the occurrence of a Change-In-Control Event or the filing of a registration statement for an initial underwritten public offering of securities by the Company, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 2 AND 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

                                 X=(P)(Y)(A-B)/A

         where   X = the number of shares of Common Stock to be issued to the
                     Holder for the portion of the Warrant being converted.

                 P = the portion of the Warrant being converted expressed as a decimal fraction.

                 Y = the total number of shares of Common Stock issuable upon exercise of the Warrant in full.

                 A = the fair market value of one share of Warrant Stock
                     which means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company's Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

                 B = the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein. If this Warrant is converted, as a whole or in part, after the occurrence of a Change-In-Control Event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by
Section 3(c) in lieu of Common Stock of the Company.

         8. TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

         9. TERMINATION. This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

         10. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of New York, as such laws are applied to contracts to be entered into and performed entirely in New York by New York residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED:  _______________

                                         BEACON POWER CORPORATION

                                         By:
                                            --------------------------------
                                              Name:  William E. Stanton
                                              Title:  President

                                  ATTACHMENT 1

NOTICE OF EXERCISE

TO:      BEACON POWER CORPORATION

         1. The undersigned hereby elects to purchase __________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)

                         ------------------------------
                                    (Address)


------------------------                       ---------------------------------
(Date)                                         (Name of Warrant Holder)

                                               By:
                                                  ------------------------------
                                               Title:

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT

                           Shares of the Common Stock
                     (as defined in the attached Warrant) of
                            BEACON POWER CORPORATION

         In connection with the purchase of the above-listed securities, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

         (a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

         (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

         (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

         (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

         (e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:____________________

                                            ---------------------------------
                                            (Typed or Printed Name)

                                            By:
                                               ------------------------------
                                                 (Signature)

                                            ---------------------------------
                                            (Title)

                                  ATTACHMENT 3

NOTICE OF CONVERSION

TO:      BEACON POWER CORPORATION

         1. The undersigned hereby elects to acquire __________ shares of the Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, by conversion of __________ percent (_____%) of the Warrant.

         2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

                         ------------------------------
                                     (Name)

                         ------------------------------
                                    (Address)


--------------------------                      --------------------------------
(Date)                                          (Name of Warrant Holder)

                                                By:
                                                   -----------------------------
                                                Title:

                      WARRANTS OF BEACON POWER CORPORATION
                      ISSUED PURSUANT TO CLASS D FINANCING

------------------------------------- ------------------- ---------------------- ----------------------------
Name of Holder                        Issue Date          Exercise Price         Number of shares of
                                                                                 common stock underlying
                                                                                 warrant
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               October 23, 1999           $3.33                    255,000
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               October 23, 1999            4.50                    255,000
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               October 23, 1999            6.00                    255,000
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               April 23, 2000              3.33                    225,000
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               April 23, 2000              4.50                    225,000
------------------------------------- ------------------- ---------------------- ----------------------------
Perseus Capital, L.L.C.               April 23, 2000              6.00                    225,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            October 23, 1999            3.33                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            October 23, 1999            4.50                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            October 23, 1999            6.00                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            April 23, 2000              3.33                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            April 23, 2000              4.50                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Duqnesne Enterprises, Inc.            April 23, 2000              6.00                     75,000
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         October 23, 1999            3.33                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         October 23, 1999            4.50                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         October 23, 1999            6.00                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         April 23, 2000              3.33                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         April 23, 2000              4.50                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------
Micro-Generation   Technology         April 23, 2000              6.00                     56,250
Fund, L.L.C.
------------------------------------- ------------------- ---------------------- ----------------------------


                                      -2-